Exhibit 99.3

 Cautionary note regarding forward-looking statements  This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

 Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

  Quarterly Financial Summary    2Q’19  1Q’19  4Q’18  3Q’18  2Q’18  Diluted EPS   $ 0.46  $ 0.39  $ 0.41  $ 0.49  $ 0.36  Income before taxes   $ 13,417  $ 11,548  $ 12,204  $ 14,846  $ 10,884  Net income   $ 10,730  $ 9,381  $ 9,936  $ 11,925  $ 8,817  Return on average assets   1.27%  1.13%  1.18%  1.46%  1.12%  Return on average equity   12.72%  11.14%  11.43%  13.83%  10.57%  Total assets  $3,438,302  $3,383,606  $3,353,281  $3,297,124  $3,234,522  Total portfolio loans  $2,706,526  $2,618,795  $2,582,520  $2,562,578  $2,467,317  Total deposits  $2,978,885  $2,934,225  $2,913,428  $2,798,643  $2,780,516  Loans to deposits ratio  90.86%  89.25%  88.64%  91.57%  88.74%  Shareholders’ equity  $ 330,846  $ 344,726  $ 338,994  $ 345,204  $ 337,083  Tangible BV per share  $ 13.19  $ 13.17  $ 12.90  $ 12.84  $ 12.47  TCE to tangible assets   8.72%  9.26%  9.17%  9.51%  9.41%  Note: Dollars in thousands, except per share data.  4

 2Q 2019 Financial Highlights  Income StatementNet income of $10.7 million, or $0.46 per diluted share. Return on average assets of 1.27% and return on average equity of 12.72%. These ratios increase to 1.52% and 15.22%, respectively, when excluding the after tax impact of the decline in the fair value of capitalized mortgage loan servicing rights due to price.Net interest income of $30.8 million, up $1.8 million, or 6.1%, from the year ago quarter.A decline in the fair value of capitalized mortgage loan servicing rights (due to price) decreased non-interest income by $2.7 million, or $0.09 per diluted share, after tax.$0.7 million loan loss provision expense (unchanged from the year ago quarter). Net gains on mortgage loans of $4.3 million increased $1.0 million from the year ago quarter. Balance Sheet/CapitalTotal portfolio loans grew $87.7 million, or 13.4% annualized. Deposits totaled $2.98 billion at 6/30/19 compared to $2.91 billion at 12/31/18. 1H’19 growth of $65.5 million, or 4.5% annualized (the annualized growth rate increases to 7.0% when excluding brokered deposits). The 1H’19 growth was primarily in reciprocal deposits.1,063,901 shares repurchased during 2Q’19 at an average price of $21.855 per share. Expansion of 2019 share repurchase plan authorized for up to 300,000 additional shares. TBV per share increased to $13.19 at 6/30/19 from $12.90 at 12/31/18.Paid an 18 cent per share cash dividend on common stock on 5/15/19.  5

  Year to Date Financial Summary    1H’19  1H’18  1H’17  Diluted EPS   $ 0.85  $ 0.78  $ 0.55  Dividends paid   $ 0.36  $ 0.30  $ 0.20  Net interest income   $ 60,999  $ 52,916  $ 42,958  Provision for loan losses   $ 1,316  $ 965  $ 224  Income before taxes   $ 24,965  $ 22,083  $ 17,189  Net income   $ 20,111  $ 17,978  $ 11,905  Return on average assets   1.20%  1.22%  0.93%  Return on average equity   11.93%  12.09%  9.38%  Note: Dollars in thousands, except per share data.  6  Substantial increases in net interest income.Continued improvements in net income and diluted earnings per share.

 Our Michigan Markets  Independent Bank branches – 68   Most recent Forbes “Best in Banks and Credit Unions” Survey (published in June 2019) ranked Independent Bank first in the State of Michigan in customer satisfaction.Independent Bank received the Mastercard Community Institutions Innovation Award for its 2018 billboard campaign.Acquisition of Traverse City State Bank on April 1, 2018 added five branches in attractive Northwestern Michigan.Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.Significant market presence and opportunity to gain market share in attractive Michigan markets.Michigan’s unemployment rate was 4.2% in May 2019 (unchanged from one year ago and 0.6% above the May 2019 U.S. unemployment rate of 3.6%).  Independent Bank loan production offices (not pictured Fairlawn and Columbus, Ohio)    7

 8  Select Economic Statistics  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  Continued low unemployment rates  Job growth continues  Rising prices in key markets  Slowing Michigan home sales

 Our Markets – Regional  Region  Cities  Branches  6/30/19Portfolio Loans(1)  % ofLoans(1)  6/30/19Deposits(3)  % of Deposits(3)  6/30/18 Portfolio Loans(2)  6/30/18 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 445  17%  $ 765  29%  $ 392  $ 773  West  Grand Rapids / Ionia  21  826  32%  702  26%  716  699  Central  Lansing  12  209  8%  377  14%  211  380  Southeast  Troy  7  652  25%  300  11%  591  337  Northwest  Traverse City  5  315  12%  207  8%  317  249  Michigan  Reciprocal deposits  all  n/a  n/a  326  12%  n/a  67  Ohio  Columbus  --  161  6%  n/a  n/a  123  n/a  Total    68  $2,608  100%  $2,677  100%  $2,350  $2,505  Note: Dollars are in millions.Loans exclude those related to resort lending ($69 million) and purchased mortgage loans ($30 million).Loans exclude those related to resort lending ($84 million) and purchased mortgage loans ($33 million). Deposits exclude brokered deposits and certain other “non-market” deposits.  9

 Low Cost Deposit Franchise Focused on Core Deposit Growth  Deposit Highlights$2.98 billion in total deposits at 6/30/19.Substantially core funding.$2.29 billion of non-maturity deposit accounts (77.0% of total deposits).Total deposits increased $180.1 million, or 7.1%, since 6/30/18 (excluding brokered deposits).Cumulative deposit cost beta vs. change in average effective federal funds rate: 38.6% (Q2’17 to Q2’19)51.5% (over the past four quarters)Average deposits per branch of $40.2 million at 6/30/19 vs. $20.2 million at 12/31/11 (an increase of 99.0%).2019 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services.Digital – continue to expand the use of digital and improved Omni-channel service delivery to enhance customer experience.  Deposit Composition – 6/30/19  Cost of Deposits (%)/Total Deposits (billions)  10

 Diversified Loan PortfolioFocused on High Quality Growth  Lending Highlights21 consecutive quarters of net loan growth.$2.769 billion in total loans at 6/30/19 (including $62.9 million of loans held for sale).2Q 2019 lending results include:Commercial loans net growth of $7.6 million, or 2.6% annualized.Consumer installment loans net growth of $37.6 million, or 37.1% annualized.Portfolio mortgage loans net growth of $42.6 million, or 16.4% annualized. 2Q’19 mortgage loan origination volume of $241.4 million (up 6.7% from 2Q’18). 2019 focus:Commercial – businesses with $1 million to $100 million in annual sales.Consumer – through branch network, internet and indirect channels.Residential mortgage – purchase money (both salable and portfolio) and home equity lending opportunities.   Loan Composition – 6/30/19  Yield on Loans (%)/Total Portfolio Loans (billions)  11

 Strong Capital PositionFocused on Shareholder Return  HighlightsPrudent capital management. Target TCE ratio – 8.50% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.2019 share repurchase plan expanded for up to 300,000 additional common shares. During 1H’19, 1,179,688 shares were repurchased at an average price of $21.855 per share. 2019 quarterly cash dividend rate increased by 20% to $0.18 per share effective 2/15/19.Goals of 1.3% ROA or better and 13% ROE or better.  Note: ROA and ROE represent a four quarter rolling average.  ROA, ROE and TCE Ratio  12

 13  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to slightly benefit from a rising interest rate environment.Net interest income increased 1.7% in 2Q’19 vs. 1Q’19 due primarily to a $0.5 million increase in average interest-earning assets and one more day in the quarter that were partially offset by a one basis point decline in the net interest margin.Commercial loans 52% fixed/48% variable (63% tied to Prime, 33% tied to LIBOR and 4% tied to a US Treasury rate). Mortgage loans (including HECL) 48% fixed/52% variable (22% tied to Prime, 56% tied to LIBOR and 22% tied to a US Treasury rate). Seeing a bit less pressure on deposit rates due to the leveling of the federal funds rate/short-term interest rates and expectations for future FOMC rate cuts.   Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)   Net Interest Margin/Income

 Net Interest Income and Net Interest Margin Details  Summary2Q’19 net interest income of $30.756 million was up $0.513 million from 1Q’19. The linked quarter increase was due to a $1.155 million increase in interest income and fees on loans that was partially offset by a $0.218 million decrease in interest income on securities and investments and by a $0.424 million increase in interest expense on deposits and borrowings. The increase in interest income and fees on loans was due to a $77.777 million increase in average balance and one more day in 2Q’19 ($0.234 million increase in interest income) that were partially offset by a decrease in interest recoveries, net on previously charged-off or non-accrual loans of $0.027 million (negligible impact on the overall average yield on loans) and by a 1 bps decrease in the overall average yield. The tax equivalent net interest margin (NIM) decreased 1 bp (3.87% vs. 3.88%) due to a 4 bps increase in the cost of funds (interest expense as a percentage of average interest-earning assets) that was only partially offset by a 3 bps increase in the yield on interest earning assets. 2Q’19 discount accretion on the TCSB acquired loans of $0.409 million increased the NIM by 5.1 basis points. Overall, one more day in 2Q’19 increased net interest income by $0.159 million compared to 1Q’19. Average yield on new/renewed commercial loans was 5.54% on fixed rate (58.7% of production) and 5.83% on variable rate (41.3% of production), 2Q’19 volume of $87.9 million with an estimated average duration of 3.0 years. Average yield on new retail loans (mortgage and consumer installment) was 4.59%, 2Q’19 volume of $163.9 million with an estimated average duration of 3.6 years.Loan Portfolio DetailsCommercial loans: Interest income increased $0.553 million due to a 1 bp increase in the average yield (5.57% vs. 5.56%), a $24.301 million increase in the average balance and one more day in 2Q’19 ($0.179 million increase in interest income) that were partially offset by a $0.017 million decrease in interest recoveries, net (negligible impact on the average yield). Mortgage loans (includes loans held for sale): Interest income increased $0.348 million due to a $25.180 million increase in the average balance, a 2 bps increase in the average yield (4.65% vs. 4.63%) and a $0.033 million increase in interest recoveries, net (this increased the average yield by 1 bp).Consumer installment loans: Interest income increased $0.254 million due to a $28.296 million increase in the average balance and one more day in 2Q’19 ($0.051 million increase in interest income) that were partially offset by an 11 bps decrease in the average yield (4.47% vs. 4.58%) and a $0.043 million decrease in interest recoveries, net (this decreased the average yield by 4 bps)Other FactorsSecurities and investments: Interest income decreased $0.218 million due to a $38.690 million decrease in average balance that was partially offset by a 5 bps increase in the average TE yield (3.11% vs. 3.06%). One more day in 2Q’19 increased interest income by $0.004 million.Deposits and borrowings: Interest expense increased $0.424 million due to a $40.1 million increase in the average balance of interest-bearing liabilities and a 4 basis point increase in the average cost of interest-bearing liabilities (1.27% vs. 1.23%). One more day in the 2Q’18 increased interest expense by $0.075 million.   Analysis of Linked Quarter Increase  14

 15  Cost of Funds AnalysisFocused on Balancing Deposit Retention and Funding Costs  Note: COF is average quarterly cost of funds; EFF is monthly average effective federal funds rate for the quarter; and Spot FF is the spot federal funds rate.  Historical IBCP Cost of Funds vs. the Federal Funds Rate  Note: Cumulative beta (change in COF divided by change in effective federal funds rate) was 8.6% from Q3’15 to Q2’17. Cumulative beta moved up to 35.9% from Q2’17 to Q2’19. The acceleration, was in part, caused by an increase in wholesale funding (brokered time deposits and borrowings, excluding subordinated debentures) from $118.8 million at 6/30/17 to $285.8 million at 6/30/19.

 16  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $9.9 million in 2Q’19.2Q’19 total non-interest income represents approximately 24.4% of total revenue (net interest income and non-interest income).Service charges on deposits declined by $0.3 million, or 9.5%, in 2019 vs. 2018, due primarily to a reduction in NSF fees.Interchange revenue increased by $0.1 million, or 4.0%, in 2019 vs. 2018, due primarily to higher transaction volume.2Q’19 net gains on mortgage loans totaled $4.3 million, which was up $1.0 million from 2Q’18, due primarily to higher loan sales volumes and higher fair value adjustments related to an increase in the mortgage loan pipeline.2Q’19 mortgage loan servicing includes a $2.7 million ($0.09 per diluted share, after tax) decrease in fair value adjustment due to price. 2Q’18 included a $0.5 million ($0.02 per diluted share, after tax) increase in fair value adjustment due to price.   YTD 2019 Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 17  Non-interest Expense  Highlights2Q’19 non-interest expenses of $26.6 million (a decrease from 2Q’18 and from 1Q’19) were below the projected range for non-interest expenses of $27.0 to $27.5 million. 2Q’19 compensation and benefits increased by $0.1 million over 2Q’18 due primarily to increases in salaries, worker’s compensation and health insurance costs that were partially offset by a decline in performance based compensation. The increase in salaries is primarily due to annual merit raises. The increase in health insurance costs is due to higher claims in 2019 relative to 2018. The decrease in performance based compensation is primarily due to a lower accrual in 2019 for the incentive compensation plan based on actual year-to-date performance as compared to the 2019 metrics. Efficiency ratio: 2019 2Q – 64.6% (60.6% excluding FV change due to price on MSRs), 2018 – 67.2% (65.0% excluding TCSB Merger related expenses); 2017 – 69.2%; 2016 – 73.7%; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%.  Non-interest Expense ($ in Millions)

 18  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with relatively short duration.Fair value of $430.8 million(1) at 6/30/19.Net unrealized gain of $3.8 million at 6/30/19 (representing 0.90% of amortized cost).72% of the portfolio is AAA rated (or backed by the U.S. Government).2.71 year estimated average duration with a weighted average yield of 3.12% (with TE gross up).Approximately 31% of the portfolio is variable rate.  (1) Includes investments in bank CD’s of $0.5 million.  Investment Portfolio by Type (6/30/19)  Investment Portfolio by Rating (6/30/19)

 19  Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 20  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs/Recoveries  Allowance for Loan Losses  Credit Cost Summary

 21  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

 22  Troubled Debt Restructurings (TDRs)  TDR HighlightsWorking with client base to maximize sustainable performance.The specific reserves allocated to TDRs totaled $5.1 million at 6/30/19.A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.93.1% of TDRs are current as of 6/30/19.Commercial TDR Statistics:29 loans with $7.2 million book balance.99.3% performing.WAR of 5.41% (accruing loans).Well seasoned portfolio; over 98% of accruing loans are not only performing but have been for over a year since modification.Retail TDR Statistics:533 loans with $44.9 million book balance.93.8% performing.WAR of 6.13% (accruing loans).Well seasoned portfolio; over 95% of accruing loans are not only performing but have been for over a year since modification.  TDRs ($ in Millions)  93% of TDRs are Current

 CECL (ASU 2016-13) Countdown  23  Description of Task / Action Step  Date   Status / Notes  1. Full transition of Excel based incurred allowance for loan losses (ALLL) model into a third-party software solution.  1Q’19  Parallel runs completed in 2018 and full transition in 1Q’19.  2. Select CECL calculation methodologies for each loan segment.  1Q’19  Methodology documentation and testing completed. A discounted cash flow model is generally preferred.  3. Determine appropriate economic/subjective factors for each loan segment to adjust for current environment.  1Q’19  Qualitative factor analysis has been completed.  4. Establish methodology for adjusting loss rates for reasonable and supportable forecast periods.  1Q’19  Regression analysis of loss rates and relevant economic factors completed. Have determined appropriate factors and application methods. Sources for future external economic forecasts in process of review.  5. Historical data validation.  1Q’19  Third-party review of historical data integrity and incurred ALLL process validation.  6. Run full CECL calculations on loan portfolio using all inputs – share impact internally.  2Q’19  Full CECL calculations completed on loan portfolio. Share results internally in 2Q’19.  7. CECL model validation.  2Q/3Q’19   Third-party review of CECL model and validation.  8. Disclose estimated financial impact of CECL on IBCP in public reporting.  August ‘19  Targeting disclosure of CECL impact range on ALLL in 2Q’19 Form 10-Q.  9. Finalize new financial disclosures.  4Q’19  Update class and risk metrics (if needed) in loan disclosures, and develop new vintage and other required CECL disclosures.  10. Finalize CECL methodology and policy and procedure documentation ahead of 1/1/2020 implementation.  4Q’19  Complete all CECL internal documentation (key controls/policies/procedures) and finalize CECL ALLL calculations.  11. Transition to CECL.  1/1/2020  Record entry for adoption of CECL.

 2019 Actual Performance vs. Original Outlook  Category  Outlook  Lending  Continued growthIBCP goal of high single digit (8% to 9%) overall loan growth in 2019, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2019. This growth forecast also assumes a stable Michigan economy.2Q’19 update: 2Q’19 and 1H’19 annualized portfolio loan growth of 13.4% and 9.7%, respectively. Expect to meet or slightly exceed goal of 8% to 9% loan growth for the full year.  Net Interest Income  Growth driven primarily by higher portfolio loan balances, expect total deposits to grow by 3% to 4% in 2019 IBCP goal of approximately 10% to 11% increase in net interest income (NII) over 2018. Expect the net interest margin to be relatively stable to slightly higher in 2019. The forecast assumes one 0.25% increase in the federal funds rate in June 2019 and long-term interest rates up slightly over year end 2018 levels. 2Q’19 update: 2Q’19 and 1H’19 actual net interest income increased 6.1% and 15.3% from comparable respective period in 2018. Trimming forecast for the full year increase back to 8% to 9% over 2018 due to anticipated cuts in the target federal funds rate in 2H’19.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 0.96% at 12/31/18. A full year provision (expense) for loan losses of approximately 0.20% of average total portfolio loans would not be unreasonable in 2019.2Q’19 update: 2Q’19 and 1H’19 actual provision for loan losses of $0.7 million and $1.3 million, respectively, were below expectations due primarily to continued low levels of loan net charge-offs, new loan defaults and non-performing loans.  Non-interest Income  IBCP forecasted 2019 quarterly range of $11 million to $12 million with the total for the year up 4% to 5% from 2018 actual of $44.8 millionExpect mortgage lending volumes in 2019 to be generally comparable to 2018. Expect mortgage banking revenues (primarily gain on sale) to improve in 2019 due to some margin expansion. Expect service charges on deposits and interchange income in 2019 to be generally comparable to 2018. 2Q’19 update: Excluding $2.7 million negative fair value change due to price of MSRs, non-interest income was $12.6 million, or just above the high end of the projected range. Maintaining forecasted range for last two quarters of 2019.  Non-interest Expenses  IBCP forecasted 2019 quarterly range of $27 to $27.5 million with the total for the year up slightly (about 1%) from the 2018 actual of $107.5 millionExcluding Merger related expenses ($3.5 million) and gain on sale of other real estate ($0.7 million) and adjusting for TCSB being in only three quarters of 2018, the assumed run rate for 2019 expenses is just over 2% higher than the adjusted 2018 level.2Q’19 update: Actual non-interest expense of $26.6 million is just below the low end of the projected range. Maintaining forecasted range of $27.0 million to $27.5 million for last two quarters of 2019.  Income Taxes  Approximately a 20% effective income tax rate in 2019. This assumes a 21% statutory federal corporate income tax rate during 2019.2Q’19 update: 20.0% actual effective income tax rate. Expect effective income tax rate be approximately 20% for last half of 2019.  24

  Strategic Initiatives  Growth1. Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing. 2. Innovative and targeted customer acquisition, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.3. Add new customers and grow revenue through outbound calling efforts.4. Add new customers and grow revenue through the addition of new talented sales professionals in our existing markets. 5. Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions. Process Improvement and Cost Controls1. Review core processing, debit card processor and digital channel partner(s), select and negotiate new agreement(s).2. Review, and negotiate new debit card contract.3. On-going branch optimization: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology. 4. Modernize branch delivery technology/systems.5. Expand Digital Branch (Call Center) services.6. All business lines and departments: streamline/automate operating processes and workflows (use process mapping to identify moments of value and eliminate duplication and waste.7. Build/enhance dashboard reporting and business intelligence.Talent Management 1. We recognize that the path to organizational success is through the success of each and every one of our team members. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives. 2. We are passionate about our desire to ensure that our team members are empowered and supported in a way that will best position them to serve our customers. 3. We believe that if we are committed to the well-being of our team members, and recognize and reward their contributions, they will ensure our success.Risk Management1. Maintain strong, high quality, capital levels. 2. Maintain excellent asset quality and strong proactive monitoring and problem resolution.3. Sound overall risk management with effective and transparent reporting.4. Strong and consistent earnings, augmenting capital.5. Active liquidity and interest rate risk monitoring and management.6. Strong, independent and collaborative risk management, utilizing three layers of defense (business unit, risk management and internal audit). 7. Effective operational controls with special emphasis on cyber security, fraud prevention and regulatory compliance.8. Effective working relationships with banking regulators and other key outside oversight partners.  25

 Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP  26